CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND ACTING CHIEF ACCOUNTING OFFICER OF
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Consolidated Medical Management, Inc. pursuant to Section 906 of the
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SARBANES-OXLEY ACT OF 1992 AND SECTION 1350 OF 18 U.S.C. 63.
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I, Timothy G. Byrd, Sr., the Chief Executive Officer and Acting Chief
PersonNameAccounting Officer of Consolidated Medical Management, Inc. hereby certify that to my knowledge, Consolidated Medical Management's periodic report on Form 10-QSB for the period ended June 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Consolidated Medical Management, Inc.



     Date:  August 20,  2006               /s/ Timothy G. Byrd, Sr.
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                                           Timothy G. Byrd, Sr.,
                                           Chief Executive Officer
                                           Consolidated Medical Management, Inc.